Note 5 - Loans Receivable, Net - Loans Originated by State (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Loans receivable		$ 604,435	$ 594,856
Residential Portfolio Segment [Member]
Loans receivable		$ 120,064	$ 110,698
Percent of Total		100.00%	100.00%
Residential Portfolio Segment [Member] | IOWA
Loans receivable		$ 1,937	$ 2,778
Percent of Total		1.60%	2.50%
Residential Portfolio Segment [Member] | Minnesota [Member]
Loans receivable		$ 107,607	$ 98,505
Percent of Total		89.60%	89.00%
Residential Portfolio Segment [Member] | WISCONSIN
Loans receivable		$ 8,483	$ 8,105
Percent of Total		7.10%	7.30%
Residential Portfolio Segment [Member] | Other States [Member]
Loans receivable	[1]	$ 2,037	$ 1,310
Percent of Total	[1]	1.70%	1.20%

[1]	Amounts under two million dollars in both years are included in "Other states".